Exhibit 99.1

Certificate pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of GlobalSCAPE, Inc. on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the  “Report”), we, Sandra Poole-Christal, President and Chief Operating Officer and Daniel McRedmond, Vice President of Finance and Administration, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                            The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                            The information  contained  in the Report fairly  presents, in all material respects,  the financial condition and results of operations of GlobalSCAPE, Inc.

/s/ Sandra Poole-Christal

Sandra Poole-Christal
President and Chief Operating Officer
August 14, 2002

/s/ Daniel McRedmond

Daniel McRedmond
Vice President Finance and Administration
August 14, 2002